UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2008
LaCROSSE FOOTWEAR, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	0-23800	39-1446816
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
17634 NE Airport Way, Portland, Oregon 97230
(Address of principal executive offices, including zip code)
(503) 262-0110
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On April 28, 2008, LaCrosse Footwear, Inc. issued a press release entitled “LACROSSE FOOTWEAR ANNOUNCES SECOND QUARTER DIVIDEND” announcing the Board of Directors' approval of a quarterly dividend of twelve and one-half cents ($0.125) per share of the Company’s common stock. This dividend will be paid on June 18, 2008 to shareholders of record as of the close of business on May 22, 2008. A copy of the press release is attached as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description

99.1	LaCrosse Footwear, Inc. Press Release dated April 28, 2008, entitled “LACROSSE FOOTWEAR ANNOUNCES SECOND QUARTER DIVIDEND”.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

LaCROSSE FOOTWEAR, INC.

Dated: April 29, 2008	By:	/s/ David P. Carlson
David P. Carlson
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	LaCrosse Footwear, Inc. Press Release dated April 28, 2008, entitled “LACROSSE FOOTWEAR ANNOUNCES SECOND QUARTER DIVIDEND”.

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